                                                                 Exhibit 10.35

(OFFICIAL FORM 1) (9/07)
FORM B1

------------------------------------------------------------------------------------------------------------------------------------
                     UNITED STATES BANKRUPTCY COURT                                          VOLUNTARY PETITION
                     SOUTHERN DISTRICT OF NEW YORK
------------------------------------------------------------------------------------------------------------------------------------
Name of Debtor (if individual, enter Last, First, Middle):              Name of Joint Debtor (Spouse) (Last, First, Middle):
LODGIAN, INC.
------------------------------------------------------------------------------------------------------------------------------------
All Other Names used by the Debtor in the last 6 years                  All Other Names used by the Joint Debtor in the last 6 years
(include married, maiden, and trade names):                             (include married, maiden, and trade names):


------------------------------------------------------------------------------------------------------------------------------------
Soc. Sec./Tax I.D. No. (if more than one, state all):                   Soc. Sec./Tax I.D. No.(if more than one, state all):
S2-2093696

------------------------------------------------------------------------------------------------------------------------------------
Street Address of Debtor (No. & Street, City, State & Zip Code):        Street Address of Joint Debtor
3445 Peachtree Road, NE, Suite 700                                      (No. & Street, City, State & Zip Code):
Atlanta, Georgia 30326
------------------------------------------------------------------------------------------------------------------------------------
County of Residence or of the                                           County of Residence or of the
Principal Place of Business:                                            Principal Place of Business:
Fulton, Georgia
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address of Debtor (if different from street address):           Mailing Address Joint Debtor
                                                                        (if different from street address):

------------------------------------------------------------------------------------------------------------------------------------
Location of Principal Assets of Business Debtor
(if different from street address above):
------------------------------------------------------------------------------------------------------------------------------------

                      INFORMATION REGARDING THE DEBTOR (CHECK APPLICABLE BOXES)

VENUE (Check any applicable box)

| | Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|X| There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         TYPE OF DEBTOR (Check all boxes that apply)

| | Individual(s)             | | Railroad
|X| Corporation               | | Stockbroker
| | Partnership               | | Commodity Broker
| | Other ______________

              NATURE OF DEBTS (Check one box)

| | Consumer/Non-Business     |X| Business

   CHAPTER 11 SMALL BUSINESS (Check all boxes that apply)
------------------------------------------------------------

| | Debtor is a small business as defined in 11 U.S.C.
    Section 101.

| | Debtor is and elects to be considered a small business under 11 U.S.C. Section 1121(e) (Optional)

       CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH
             THE PETITION IS FILED (Check one box)
 ------------------------------------------------------------

 | | Chapter 7            |X|  Chapter 11     | | Chapter 13
 | | Chapter 9            | |  Chapter 12
 | | Sec. 304 - Case ancillary to foreign proceeding

 ------------------------------------------------------------
                 FILING FEE (Check one box)

 |X|   Filing Fee attached

 | | Filing Fee to be paid in installments (Applicable to individuals only) . Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. See Official Form No. 3.



--------------------------------------------------------------------------------
  STATISTICAL/ADMINISTRATIVE INFORMATION (Estimates only)(*)

|X| Debtor estimates that funds will be available for distribution to unsecured creditors.

| | Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.


                                    THIS SPACE
                                    FOR COURT USE
                                    ONLY






--------------------------------------------------------------------------------------------------------------------
                             1-15       16-49            50-99        100-199           200-999          1000-over
Estimated Number of
Creditors                    | |            | |          | |           | |               | |                |X|
--------------------------------------------------------------------------------------------------------------------


Estimated Assets*

    $0 to    $50,001 to   $100,001 to   $500,001 to   $1,000,001 to  $10,000,001 to   $50,000,001 to     More than
   $50,000    $100,000     $500,000     $1 million     $10 million    $50 million      $100 million    $100 million
     | |         | |          | |           | |            | |            | |               | |             |X|

--------------------------------------------------------------------------------------------------------------------
Estimated Debts*
    $0 to    $50,001 to   $100,001 to   $500,001 to   $1,000,001 to  $10,000,001 to   $50,000,001 to     More than
   $50,000    $100,000     $500,000     $1 million     $10 million    $50 million      $100 million    $100 million
     | |         | |          | |           | |            | |            | |               | |             |X|

---------------------------------------------------------------------------------------------------------------------

*Consolidated with Affiliates.

(OFFICIAL FORM 1) (9/07)
------------------------------------------------------------------------------------------------------------------------------------
VOLUNTARY PETITION                                                      Name of Debtor(s):                           FORM B1, Page 2
(This page must be completed and filed in every case)

------------------------------------------------------------------------------------------------------------------------------------
                    PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (If more than one, attach additional sheet)
------------------------------------------------------------------------------------------------------------------------------------
Location                                                                Case Number:                    Date Filed:
Where Filed:
------------------------------------------------------------------------------------------------------------------------------------
    PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER OR AFFILIATE OF THIS DEBTOR (If more than one, attach additional sheet)
------------------------------------------------------------------------------------------------------------------------------------
Name of Debtor:                                                         Case Number:                    Date
See Attached Schedule I

------------------------------------------------------------------------------------------------------------------------------------
District:                                                               Relationship:                   Judge:

------------------------------------------------------------------------------------------------------------------------------------
                                                             SIGNATURES
------------------------------------------------------------------------------------------------------------------------------------
       SIGNATURE(S) OF DEBTOR(S) (INDIVIDUAL/JOINT)                             SIGNATURE OF DEBTOR (CORPORATION/PARTNERSHIP)

I declare under penalty of perjury that the information                 I declare under penalty of perjury that the information
provided in this petition is true and correct.                          provided in this petition is true and correct, and that I
                                                                        have been authorized to file this petition on behalf of the
[If petitioner is an individual whose debts are primarily               debtor.
consumer debts and has chosen to file under chapter 7] I am
aware that I may proceed under chapter 7, 11, 12 or 13 of               The debtor requests relief in accordance with the chapter of
title 11, United States Code, understand the relief                     title 11, United States Code, specified in this petition.
available under each such chapter, and choose to proceed
under chapter 7. I request relief in accordance with the
chapter of title 11, United States Code, specified in this              X /s/ David E. Hawthorne
petition.                                                                 ----------------------------------------------------------
                                                                          Signature of Authorized Individual
X
 --------------------------------------------------------------           David Hawthorne
Signature of Debtor                                                       ----------------------------------------------------------
                                                                          Printed Name of Authorized Individual
X
 --------------------------------------------------------------           President & Chief Executive Officer
Signature of Joint Debtor                                                 ----------------------------------------------------------
                                                                          Title of Authorized Individual
 --------------------------------------------------------------
Telephone Number (If not represented by attorney)                         12/20/01
                                                                          ----------------------------------------------------------
 --------------------------------------------------------------           Date
Date
------------------------------------------------------------------------------------------------------------------------------------
                    SIGNATURE OF ATTORNEY                                        SIGNATURE OF NON-ATTORNEY PETITION PREPARER

X /s/ Adam Rogoff                                                       I certify that I am a bankruptcy petition preparer as
  -------------------------------------------------------------         defined in 11 U.S.C. Section 110, that I prepared this
  Signature of Attorney for Debtor(s)                                   document for compensation, and that I have provided the
                                                                        debtor with a copy of this document.
  Adam Rogoff                               AR 0820
  --------------------------------------    -------------------
  Printed Name of Attorney for Debtor(s)    Bar ID Number                 ----------------------------------------------------------
                                                                          Printed Name of Bankruptcy Petition Preparer
  Cadwalader, Wickersham & Taft
  -------------------------------------------------------------
  Firm Name                                                               ----------------------------------------------------------
                                                                          Social Security Number
  100 Maiden Lane
  -------------------------------------------------------------           ----------------------------------------------------------
  Address                                                                 Address

  New York, New York  10038
  -------------------------------------------------------------           ----------------------------------------------------------
  (212) 504-6000                                                          Names and Social Security numbers of all other individuals
  -------------------------------------------------------------         who prepared or assisted in preparing this document:
  Telephone Number

  12/20/01                                                                If more than one person prepared this document, attach
  -------------------------------------------------------------         additional sheets conforming to the appropriate official
  Date                                                                  form for each person.

                          EXHIBIT A                                     X
                                                                          ----------------------------------------------------------
      (To be completed if debtor is required to file                      Signature of Bankruptcy Petition Preparer
      periodic reports (e.g., forms 10K and 10Q) with the
      Securities and Exchange Commission pursuant to Section              ----------------------------------------------------------
      13 or 15(d) of the Securities Exchange Act of 1934 and              Date
      is requesting relief under chapter 11)
                                                                        A bankruptcy petition preparer's failure to comply with the
|X| Exhibit A is attached and made a part of this petition.             provisions of title 11 and the Federal Rules of Bankruptcy
                                                                        Procedure may result in fines or imprisonment or both 11
                          EXHIBIT B                                     U.S.C. Section 110; 18 U.S.C. Section 156.
         (To be completed if debtor is an individual
         whose debts are primarily consumer debts)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter.

X
  -------------------------------------------------------------
  Signature of Attorney for Debtor(s)            Date
------------------------------------------------------------------------------------------------------------------------------------

CADWALADER, WICKERSHAM & TAFT
Attorneys for the Debtors and
Debtors in Possession
100 Maiden Lane
New York, New York 10038
(212) 504-6000
Adam C. Rogoff, Esq. (AR 0820)
Gregory M. Petrick, Esq. (GP 2175)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-----------------------------------
In re                              :     Case No.
                                   :
LODGIAN, INC.,                     :     01-_______________( )
                                   :
                Debtor,            :     Chapter 11
-----------------------------------

                      EXHIBIT "A" TO VOLUNTARY PETITION(1)

            1. If any of the debtor's securities are registered under Section 12 of the Securities and Exchange Act of 1934, the SEC file. number is 0-14681.

            2. The following consolidated financial data is the latest available information on the debtor's condition as of September 30, 2001.(2)

            a. Total assets (Book Value)                                                $1,073,232,000.00
                                                                                        -----------------

            b. Total debts (including debts listed in 2.c., below)                        $968,664,000.00
                                                                                        -----------------

            c. None of Debtor's debt obligations are held by more than 500 holders.

----------
(1) The following financial data shall not constitute an admission of liability by the Debtor. The Debtor reserves all rights to assert that any debt or claim listed herein as liquidated or fixed is in fact a disputed claim or debt. The Debtor also reserves all rights to challenge the priority, nature, amount or status of a claim or debt.

(2) Excluding intercompany liabilities for the purposes of consolidated reporting herein.

            d. As of September 30, 2001 the Debtors have 28,479,837 shares of common stock issued and outstanding.

            e. The Debtors are one of the largest owners and operators of both full and limited-service hotels in the United States with 106 hotels containing approximately 19,893 rooms located in 32 states and one hotel in Windsor, Canada.

            3. The following persons directly or indirectly own, control, or hold, with power to vote, 5% or more of the voting securities of the debtors:

LODGIAN 5% COMMON SHAREHOLDERS                                        NUMBER OF SHARES

Eagle Asset Management, Inc.                                          576,424

William J. Yung                                                       3,157,050

Dimensional Fund Advisors                                             1,502,900

                                 AFFILIATE LIST

      On December 20, 2001, each of the affiliated entities listed below (including the debtor in this chapter 11 case) filed in this Court a voluntary petition for relief under chapter 11 of title 11, United States Code. Contemporaneously with the filing of these petitions, such entities filed a motion requesting that their chapter 11 cases be consolidated for procedural purposes only and jointly administered.

LODGIAN FINANCIAL CORP.
1075 HOSPITALITY, L.P.
ALBANY HOTEL, INC.
AMI OPERATING PARTNERS, L.P.
APICO HILLS, INC.
APICO INNS OF GREEN TREE, INC.
APICO INNS OF PITTSBURGH, INC.
ATLANTA-BOSTON HOLDINGS L.L.C.
ATLANTA-BOSTON LODGING L.L.C.
ATLANTA-HILLSBORO LODGING, L.L.C.
BRECKSVILLE HOSPITALITY, L.P.
BRUNSWICK MOTEL ENTERPRISES, INC.
COLUMBUS HOSPITALITY ASSOCIATES, L.P.
DEDHAM LODGING ASSOCIATES I, L.P.
DOTHAN HOSPITALITY 3053, INC.
DOTHAN HOSPITALITY 3071, INC.
EAST WASHINGTON HOSPITALITY LIMITED PARTNERSHIP
FORT WAYNE HOSPITALITY ASSOCIATES II, L.P.
GADSDEN HOSPITALITY, INC.
HILTON HEAD MOTEL ENTERPRISES, INC.
IMPAC HOTEL GROUP, L.L.C.
IMPAC HOTEL MANAGEMENT L.L.C.
IMPAC HOTELS I, L.L.C.
IMPAC HOTELS II, L.L.C.
IMPAC HOTELS III, L.L.C.
ISLAND MOTEL ENTERPRISES, INC.
KINSER MOTEL ENTERPRISES
LAWRENCE HOSPITALITY ASSOCIATES, L.P.
LITTLE ROCK LODGING ASSOCIATES, LIMITED PARTNERSHIP
LODGIAN AMI, INC.
LODGIAN ANAHEIM, INC.
LODGIAN CAPITAL TRUST I
LODGIAN HOTELS, INC.
LODGIAN, INC.
LODGIAN MOUNT LAUREL, INC.
LODGIAN ONTARIO, INC.
LODGIAN RICHMOND, LLC.

MANHATTAN HOSPITALITY ASSOCIATES, L.P.
MCKNIGHT MOTEL, INC.
MELBOURNE HOSPITALITY ASSOCIATES, LP
MINNEAPOLIS MOTEL ENTERPRISES, INC.
MOON AIRPORT MOTEL, INC.
NH MOTEL ENTERPRISES,INC.
PENMOCO, INC.
RALEIGH-DOWNTOWN ENTERPRISES, INC.
SAGINAW HOSPITALITY, LP
SECOND FAYETTEVILLE MOTEL ENTERPRISES,INC.
SERVICO AUSTIN, INC.
SERVJCO CEDAR RAPIDS, INC.
SERVICO CENTRE ASSOCIATES, LTD.
SERVICO COLUMBIA II, INC.
SERVICO COLUMBIA, INC.
SERVICO COUNCIL BLUFFS, INC.
SERVICO FORT WAYNE, INC.
SERVICO FRISCO, INC.
SERVICO GRAND ISLAND, INC.
SERVICO HILTON HEAD, INC.
SERVICO HOTELS I, INC.
SERVICO HOTELS II, INC.
SERVICO HOTELS III, INC.
SERVICO HOTELS IV, INC.
SERVICO HOUSTON, INC.
SERVICO JAMESTOWN, INC.
SERVICO LANSING, INC.
SERVICO MANAGEMENT CORP.
SERVICO MARKET CENTER, INC.
SERVICO MARYLAND, INC.
SERVICO METAIRIE, INC.
SERVICO NEW YORK, INC.
SERVICO NIAGARA FALLS, INC.
SERVICO NORTHWOODS, INC.
SERVICO OMAHA CENTRAL, INC.
SERVICO OMAHA, INC.
SERVICO PENSACOLA 7200,INC.
SERVICO PENSACOLA 7330, INC.
SERVICO PENSACOLA, INC.
SERVICO ROLLING MEADOWS, INC.
SERVICO WEST DES MOINES, INC
SERVICO WICHITA, INC.
SERVICO WINDSOR, INC.
SERVICO WINTER HAVEN, INC.
SERVICO, INC.
SHEFFIELD MOTEL ENTERPRISES, INC.

SIOUX CITY HOSPITALITY, LP
WASHINGTON MOTEL ENTERPRISES, INC.
WORCESTER HOSPITALITY ASSOCIATES, LP


                                      -3-